UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

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ING INVESTORS TRUST
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INFORMATION STATEMENT

July 14, 2011

ING INVESTORS TRUST

ING BlackRock Health Sciences Opportunities Portfolio

(Formerly, ING Wells Fargo Health Care Portfolio)

Toll Free:  (800) 366-0066

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona  85258-2034

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DISCUSSION OF THE INFORMATION STATEMENT

This Information Statement is being furnished in connection with, effective April 29, 2011: (1) the appointment of BlackRock Advisors, LLC (“BlackRock Advisors”) as the sub-adviser of ING Wells Fargo Health Care Portfolio (“Portfolio”); and (2) the implementation of a sub-advisory agreement for the Portfolio with BlackRock Advisors. The Portfolio is a series of ING Investors Trust (“Trust”).  In connection with the sub-adviser change, the Portfolio was renamed “ING BlackRock Health Sciences Opportunities Portfolio,” and the investment strategies were changed.

The Portfolio has been sub-advised by Wells Capital Management, Inc. or its predecessor companies (together, “Wells Capital”) since the Portfolio’s inception in May 2004.  The Portfolio underperformed its benchmark, the S&P 500® Index, from March 2007 through November 30, 2010.  In addition, in late 2010 management of the ING Funds (“Management”) was informed of organizational changes at Wells Capital including changes to the Portfolio’s portfolio management team.  As a result, at a meeting held on January 14, 2011 Management recommended and the Board of Trustees (“Board”) of the Portfolio approved the appointment of BlackRock Advisors as the Portfolio’s sub-adviser to replace Wells Capital.

On January 14, 2011, the Board approved a new sub-advisory agreement between Directed Services LLC (“DSL”), the Portfolio’s investment adviser, and BlackRock Advisors (“BlackRock Advisors Sub-Advisory Agreement”).  A copy of the BlackRock Advisors Sub-Advisory Agreement is attached to this Information Statement as Appendix A.

Upon termination of the sub-advisory agreement between DSL and Wells Capital (“Former Sub-Advisory Agreement”), DSL entered into the BlackRock Advisors Sub-Advisory Agreement, effective April 29, 2011.  Under the terms of the BlackRock Advisors Sub-Advisory Agreement, the Portfolio’s overall fee structure, including the management fee it pays to DSL and the breakpoints applicable to that fee remained the same. However, the sub-advisory fee payable by DSL to BlackRock Advisors increased.  Furthermore, the BlackRock Advisors Sub-Advisory Agreement resulted in a change of portfolio managers. BlackRock Advisors has currently given the responsibility of the daily management of the Portfolio to Erin Xie and Thomas Callan.

The Trust and DSL have obtained an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) granting “Manager-of-Managers” relief that permits DSL to enter into a BlackRock Advisors Sub-Advisory Agreement with an unaffiliated sub-adviser on behalf of a fund that it manages without obtaining shareholder approval of the new agreement, under certain conditions.  Any new sub-advisory agreement with respect to the Portfolio must be approved by a majority of the Trustees who are not “interested persons” of the Trust within the meaning of that term under the Investment Company Act of 1940 (“1940 Act”).  Further, as a condition of such exemption, the investment adviser must furnish shareholders of the affected funds with certain information about the new sub-advisory agreement.  This Information Statement is intended to comply with that condition.

THE TRUST IS NOT ASKING YOU FOR A PROXY REGARDING THE BLACKROCK ADVISORS SUB-ADVISORY AGREEMENT FOR THE PORTFOLIO AND YOU ARE REQUESTED NOT TO SEND A PROXY WITH RESPECT TO THE BLACKROCK ADVISORS SUB-ADVISORY AGREEMENT DISCUSSED IN THIS INFORMATION STATEMENT.

1

ING INVESTORS TRUST

Toll Free:  (800) 366-0066

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

NOTICE TO THE SHAREHOLDERS

OF

ING BLACKROCK HEALTH SCIENCES OPPORTUNITIES PORTFOLIO

(Formerly, ING Wells Fargo Health Care Portfolio)

July 14, 2011

This Information Statement is being furnished in connection with the approval of a new sub-advisory agreement for ING BlackRock Health Sciences Opportunities Portfolio (“Portfolio”), a series of ING Investors Trust (“IIT” or “Trust”), which became effective April 29, 2011.  This Notice will be mailed on or about July 14, 2011 to shareholders of record as of the close of business on April 29, 2011.  The Information Statement is also available online at www.proxyvote.com/ing. As explained below, the Board of Trustees of the Trust (“Board”) approved changes to the sub-advisory services provided to the Portfolio, as well as corresponding changes to the Portfolio’s name and investment strategies.

Shares of the Portfolio are not offered directly to the public but are sold to qualified pension and retirement plans (each a “Qualified Plan”) and to separate accounts (“Separate Accounts”) of certain participating life insurance companies (“Participating Insurance Companies”) and are used to fund variable annuity and/or variable life insurance contracts (each a “Variable Contract” and collectively, “Variable Contracts”). Participants in a Qualified Plan (“Plan Participants”) or Variable Contract owners who select the Portfolio for investment through a Qualified Plan or Variable Contract, respectively, have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio. The Qualified Plan or Participating Insurance Company that uses the Portfolio as a funding vehicle is, in most cases, the true shareholder of the Portfolio. As such and for ease of reference throughout this Information Statement, Plan Participants and Variable Contract owners will be referred to as “shareholders” of the Portfolio.

From the date of the Portfolio’s inception until April 29, 2011, Wells Capital Management Inc., or its predecessor companies (together “Wells Capital”), a registered investment adviser and a wholly-owned subsidiary of Wells Fargo Bank, N.A. located at 245 Park Avenue, New York, New York 10167, managed the Portfolio under an investment sub-advisory agreement dated November 12, 2008, as amended by a “Substitution Agreement” dated April 1, 2010, implemented under the “Manager-of-Managers” relief described in more detail below.  The Former Sub-Advisory Agreement was last renewed by the Board, including a majority of the Trustees who are not interested persons of the Trust (“Independent Trustees”) within the meaning of that term under the Investment Company Act of 1940, as amended (“1940 Act”) on November 18, 2010.  The initial sub-advisory agreement was last approved by the Portfolio’s initial shareholder on May 3, 2004.

The Trust and DSL have obtained an exemption from the U.S. Securities and Exchange Commission (“SEC”) granting “Manager-of-Managers” relief that permits DSL to change the sub-adviser for a fund and to enter into new sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval, under certain conditions.  Any such change must be approved by a majority of the Independent Trustees.  Further, as a condition of such exemption, the investment adviser must furnish shareholders of the affected funds with certain information about the changes and the new sub-adviser.  This Information Statement is intended to comply with that condition. The Portfolio will not pay the expenses in connection with providing this Information Statement to Shareholders. DSL and/or an affiliate will pay the expenses, including the printing, mailing, legal fees, and out-of-pocket expenses.

At a meeting held on January 14, 2011, the Board approved the appointment of BlackRock Advisors, LLC (“BlackRock Advisors”) as sub-adviser to the Portfolio in place of Wells Capital. Directed Services LLC (“DSL”), the Portfolio’s investment adviser, entered into an amended and restated portfolio management agreement with Blackrock Advisors (“BlackRock Advisors Sub-Advisory Agreement”) effective April 29, 2011, under which BlackRock Advisors began providing the day-to-day management services to the Portfolio.  A copy of the BlackRock Advisors Sub-Advisory Agreement is attached to this Information Statement as Appendix A.

The BlackRock Advisors Sub-Advisory Agreement had no affect on the Portfolio’s overall fee structure, including the management fee the Portfolio pays to DSL. However, the sub-advisory fees payable by DSL to BlackRock Advisors have increased under the BlackRock Advisors Sub-Advisory Agreement as compared to the Former Sub-Advisory Agreement.  Furthermore, the change in sub-adviser resulted in a change of portfolio managers.  BlackRock Advisors has given the responsibility of the day-to-day management of the Portfolio to Erin Xie and Thomas Callan.  BlackRock Advisors is responsible for providing investment advisory services with respect to the Portfolio’s investments.

The Portfolio’s Annual Report, including audited financial statements for the fiscal year ended December 31, 2010 was sent to shareholders on or about February 28, 2011. In addition, the Portfolio’s Semi-Annual Report (unaudited) for the period ended June 30, 2011 will be sent to shareholders on or about August 31, 2011.

The Portfolio will furnish an additional copy of its Annual Report or Semi-Annual Report to a shareholder upon request, without charge, by writing to the Trust at the following address:  ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258-2034 or by calling 1-800-366-0066.

This Information Statement is being sent to shareholders of record of the Portfolio as of April 29, 2011. As of April 29, 2011, the following shares of beneficial interest of the Portfolios were outstanding:

Class	Shares Outstanding
Adviser Class	323.860
Institutional Class	356,080.203
Service Class	17,086,846.791
Service 2 Class	82.430
Total	17,443,333.284

To the best of the Trust’s knowledge, as of April 29, 2011, the following persons owned beneficially or of record 5% or more of any class of the Portfolio:

Name and Address of Shareholder	Share Class	Percent of Class and Type of Ownership*	Percentage of Portfolio
ING Life Insurance & Annuity Company Attn: Valuation Unit-TN41 One Orange Way B3N Windsor, CT 06095	Adviser Class	74.6%	9.6%
ING Life Insurance & Annuity Company One Orange Way Windsor, CT 06095-4773	Adviser Class	25.4%	9.6%
Reliastar Life Insurance Co. FBO SVUL I Attn: Jill Barth Conveyor TN41 One Orange Way Windsor, CT 06095	Institutional Class	40.9%	0.8%
Security Life Insurance of Denver A VUL Route 5106 P.O. Box 20 Minneapolis, MN 55440-0020	Institutional Class	57.2%	1.2%
ING USA Annuity and Life Insurance Co. 1475 Dunwoody Drive West Chester, PA 19380-1478	Service Class	87.0%	85.3%
ING Life Insurance & Annuity Company Attn: Valuation Unit-TN41 One Orange Way Windsor, CT 06095	Service Class	9.8%	9.6%

Name and Address of Shareholder	Share Class	Percent of Class and Type of Ownership*	Percentage of Portfolio

ING Life Insurance & Annuity Company One Orange Way Windsor, CT 06095	Service 2 Class	99.7%	9.6%

* Each of these entities is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

To the best of the Trust’s knowledge, as of April 29, 2011, no Trustee or officer of the Trust beneficially owned, as a group, more than 1% of any class of the Portfolio.

Service Providers to the Portfolio

DSL, a Delaware limited liability company, serves as the investment adviser to the Portfolios.  DSL has overall responsibility for the management of the Portfolio. DSL provides or oversees all investment advisory and portfolio management services for, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio. DSL is registered with the SEC as an investment adviser and is registered with the Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer. As of March 31, 2011, DSL managed approximately $42.3 billion in investment company assets.  DSL’s principal offices are located at 1475 Dunwoody Drive, West Chester, PA 19380.

DSL is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”) (NYSE: ING), which is located at Amstelveensesweg 500, 1081 KL Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 85 million private, corporate and institutional clients in more than 40 countries.  With a diverse workforce of about 105,000 people, ING Groep is dedicated to setting the standard in helping its clients manage their financial future.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include DSL and its affiliates, would be divested by ING Groep by the end of 2013.  To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate initial public offerings: one a U.S.-focused offering that would include U.S.-based insurance, retirement services, and investment management operations; and the other a European-based offering for European and Asian-based insurance and investment management operations. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned initial public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Portfolio, and may cause, among other things, interruption or reduction of business and services, diversion of Management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in DSL’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability.  In addition, the divestment of ING businesses, including DSL, may potentially be deemed a “change of control” of the entity. A change of control would result in the termination of the Portfolio’s advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Portfolio’s Board, and may trigger the need for shareholder approval. Currently, DSL does not anticipate that the restructuring will have a material adverse impact on the Portfolio or its operations and administration.

The investment management agreement between the Trust, on behalf of the Portfolio, and DSL, provides for a “bundled fee” arrangement, under which DSL provides, in addition to advisory services, administrative services and other services necessary for the ordinary operation of the Portfolio. DSL procures and pays for the services and information necessary to the proper conduct of the Portfolio’s business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing and ordinary legal services. DSL also acts as liaison among the various service providers to the Portfolio, including the custodian, portfolio accounting agent, sub-adviser and the insurance company or companies to which the Portfolio offers its shares, among others. DSL also reviews the Portfolio for compliance with applicable legal requirements and monitors the sub-adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolio. DSL does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by the Portfolio, interest on borrowing, fees and expenses of the Independent Trustees, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage and the cost of counsel to the Independent Trustees, and extraordinary expenses, such as litigation or indemnification expenses.

In addition, DSL has entered into an administrative services sub-contract (“Sub-Contract”) with one of its affiliates, ING Funds Services, LLC (“ING Funds Services”). Under the Sub-Contract, ING Funds Services assumes responsibility for providing non-advisory services required of DSL under the investment management agreement to the Trust on DSL’s behalf.  Under the Sub-Contract, ING Funds Services is compensated by DSL and not by the Portfolio a portion of the “bundled fee” for the services performed by ING Funds Services.

For the services it provides to the Portfolio under the Investment Management Agreement, the Portfolio paid $1,508,420 in advisory fees to DSL for the fiscal year ended December 31, 2010.

 ING Investments Distributor, LLC (“ING Investments Distributor”), an affiliate of DSL, serves as the principal underwriter and distributor for the continuous offering of shares of beneficial interest of the Trust’s series, including the Portfolio.  During the fiscal year ended December 31, 2010, ING Investments Distributor received approximately $488,522 from the Portfolio, under the Portfolio’s distribution and/or shareholder servicing plans. Those fees were used to provide distribution and/or shareholder services to the Portfolio, including making payments to financial service providers for the provision of shareholder and/or distribution services.

DSL, ING Funds Services, and ING Investments Distributor have continued to provide advisory, administrative, and distribution services, respectively, to the Portfolio following the sub-adviser change. See Appendix B for a listing of the names, addresses, and the principal occupations of the principal executive officers of DSL and a listing of the names, addresses and principal occupations of the principal executive officers of the Trust who are also officers of DSL.

As discussed above, Wells Capital served as the sub-adviser to the Portfolio prior to the sub-adviser change. Under the Former Sub-Advisory Agreement, DSL paid Wells Capital $824,491 in sub-advisory fees for Wells Capital’s services to the Portfolio for the fiscal year ended December 31, 2010.

For the fiscal year ended December 31, 2010 the Portfolio did not use affiliated brokers to execute portfolio transactions.

Delivery of Information Statement

Only one copy of this Information Statement may be mailed to each household, even if more than one person in the household is a Portfolio shareholder of record, unless the Portfolio has received contrary instructions from one or more of the household’s shareholders.  If a shareholder needs an additional copy of this Information Statement, please contact Shareholder Services at 1-800-992-0180.  If any shareholder does not want the mailing of this Information Statement to be combined with those for other members of the shareholder’s household, please contact the Portfolio by writing to the Trust at the following address: ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258-2034 or by calling IIT at 1-800-366-0066.  If in the future any shareholder does not want the mailing of an information statement to be combined with household members, please inform the Portfolio in writing or via telephone at the address or telephone number listed above.  If Shareholders sharing an address are receiving multiple copies of the Information Statement, they may request delivery of a single copy of Information Statements by contacting the Portfolio at the address or telephone number listed above.

NEW SUB-ADVISORY AGREEMENT BETWEEN DIRECTED

SERVICES LLC AND BLACKROCK ADVISORS, LLC

Background

DSL serves as the investment adviser to the Portfolio pursuant to an investment management agreement between DSL and the Trust on behalf of the Portfolio dated October 24, 1997, as amended May 24, 2002, and as amended and restated January 1, 2007 (“Investment Management Agreement”). The Investment Management Agreement provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of the Portfolio’s operations, DSL may engage, subject to the approval of the Board, and where required, the shareholders of the Portfolio, sub-advisers to provide day-to-day advisory services to the Portfolio.  DSL may delegate to the sub-advisers duties, among other things, to formulate and implement the Portfolio’s investment programs, including the duty to determine what securities will be purchased and sold for that Portfolio.  Effective April 29, 2011, DSL delegated the day-to-day advisory services for the Portfolio to BlackRock Advisors pursuant to the BlackRock Advisors Sub-Advisory Agreement, in replacement of Wells Capital.

The Investment Management Agreement was last renewed by the Board, including the Independent Trustees, on November 18, 2010. In addition, the Investment Management Agreement was last approved by the Portfolio’s initial shareholder on May 3, 2004.

Portfolio Structure and Management Fees

The following table illustrates the Portfolio’s structure and the management fees and sub-advisory fees payable to DSL and the sub-adviser under the Former Sub-Advisory Agreement and the BlackRock Advisors Sub-Advisory Agreement.

	Former Sub-Advisory Agreement	BlackRock Advisors Sub-Advisory Agreement
Name of Portfolio	ING Wells Fargo Health Care Portfolio	ING BlackRock Health Sciences Opportunities Portfolio
Adviser	Directed Services LLC	No Change
Sub-Adviser	Wells Capital Management Inc.	BlackRock Advisors, LLC
Portfolio Manager(s)	Robert Junkin	Erin Xie Thomas Callan
Advisory Management Fee	0.750% on the first $500 million of average daily net assets; and 0.700% on average daily net assets in excess of $500 million.	No Change
Sub-Advisory Fee	0.42% on the first $100 million of average daily net assets; 0.40% on the next $150 million of average daily net assets; and 0.35% on average daily net assets in excess of $250 million.	0.500% on the first $200 million of average daily net assets; 0.425% on next $300 million of average daily net assets; and 0.400% on average daily net assets in excess of $500 million(1)
Lipper Category	Health/Biotechnology Funds	No Change
Morningstar Style	Health	No Change
The Portfolio’s Assets Under Management as of 05/31/11	$239,796,820

(1)                                  Assets are aggregated with ING BlackRock Science and Technology Opportunities Portfolio which is not a party to the BlackRock Advisors Sub-Advisory Agreement.

The following table reflects the fees paid by DSL to Wells Capital for services rendered with respect to the Portfolio for the period from January 1, 2010 through December 31, 2010, what the sub-advisory fee would have been for the same period under the BlackRock Advisors Sub-Advisory Agreement, and the percentage change for this time period.  Since DSL pays the sub-advisory fee out of its management fee, the change will not alter the Portfolio’s expenses paid by the shareholders or otherwise impact the Portfolio’s expense ratio.

For the Period January 1, 2010 through December 31, 2010

ING Portfolio	Fee Paid to Wells Capital	Hypothetical Fee Paid to BlackRock Advisors	Increase/(Decrease)
ING BlackRock Health Sciences Opportunities Portfolio (formerly, ING Wells Fargo Health Care Portfolio)	$824,491	$906,131	9.9%

The Sub-Adviser Change

The Portfolio had been sub-advised by Wells Capital or its predecessors since its May 2004 inception. In late 2010, management of the ING Funds (“Management”) began a search for a potential candidate in the Morningstar Health category due primarily to the Portfolio’s underperformance, and secondarily due to recent organizational changes at Wells Capital.  Parent company Wells Fargo acquired Evergreen as part of its acquisition of Wachovia Corporation in 2008.  Wells Capital consolidated the operations of the Evergreen unit, and the Portfolio was renamed from ING Evergreen Health Sciences Portfolio in April 2010 to reflect these organizational developments. The Wells Capital team made several changes to the research platform that existed previously.  Most notably, they moved to a decentralized research platform and the portfolio manager no longer had direct resources dedicated to the Health Care strategy. After careful consideration, Management determined that the Portfolio’s shareholders would be best served by replacing Wells Capital as the sub-adviser with BlackRock Advisors.

The Process of Selecting the New Sub-Adviser

At the January 14, 2011 Board meeting, Management recommended, and the Board approved, the appointment of BlackRock Advisors as sub-adviser to the Portfolio.  In reviewing potential sub-advisers, Management considered a number of factors that were relevant to the selection of a new sub-adviser to the Portfolio.  Each potential sub-adviser was evaluated based on their experience and reputation, investment process and investment performance.

Management believes that a change in sub-adviser to BlackRock Advisors presents clear benefits to shareholders. These benefits include, among others, a strategy with strong historical performance that BlackRock Advisors has employed for a fund which is managed in an investment style that is similar to that of the Portfolio.

The Board has established Investment Review Committees (“Committees”) to, among other things, monitor the performance of each ING fund and make recommendations to the Board with respect to each fund. In advance of the Domestic Equity Funds Investment Review Committee’s (“DE IRC”) meeting held on January 13, 2011, DSL provided the DE IRC members with written materials in support of the proposed appointment of BlackRock Advisors as the sub-adviser to the Portfolio. Among the materials provided to the DE IRC were: (1) Management’s rationale for recommending BlackRock Advisors as the proposed sub-adviser; (2) written materials provided by BlackRock Advisors with respect to its proposed strategy for the Portfolio; (3) the performance of the BlackRock Health Sciences Opportunities Fund (“BlackRock Fund”) which is managed in an investment style that is similar to its proposed management of the Portfolio (with such performance being compared against relevant benchmark indices and Morningstar Category averages); and (4) BlackRock Advisors’ considerable firm-wide resources, investment philosophy, and the firm’s overall investment process. The DE IRC also considered the reputation of BlackRock Advisors in the industry. At the conclusion of the meeting, the DE IRC determined that it would recommend to the full Board the proposed appointment of BlackRock Advisors as the sub-adviser to the Portfolio.

The Board has also established a Contracts Committee for the purpose of overseeing agreements or plans involving the ING Funds, including the Portfolio. In advance of the Contracts Committee telephonic meeting held on January 10, 2011, Management provided the Contracts Committee members with written materials in support of the proposed new sub-adviser to the Portfolio.  At the January 10, 2011 meeting, the Contracts Committee reviewed the terms of the BlackRock Advisors Sub-Advisory Agreement and such other materials relevant to its evaluation of the proposed appointment of BlackRock Advisors as the sub-adviser to the Portfolio.  At the conclusion of the meeting the Contracts Committee determined that it would recommend to the full Board approval of the BlackRock Advisors Sub-Advisory Agreement.

Discussion of the Sub-Adviser

BlackRock Advisors, a Delaware limited liability company, is a wholly-owned subsidiary of BlackRock, Inc. BlackRock Advisors and its affiliates offer a full range of equity, fixed-income, cash management and alternative investment products with strong representation in both retail and institutional channels in U.S. and in non-U.S. markets. The company has over 8,000 employees in 22 countries and a major presence in most key markets including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. The principal address of BlackRock Advisors is 100 Bellevue Parkway,Wilmington, Delaware 19809. As of March 31, 2011 BlackRock Advisors and its affiliates had over 3.65 trillion in investment company and other portfolio assets under management.

Effective April 29, 2011, BlackRock Advisors began serving as the sub-adviser to the Portfolio under the BlackRock Advisors Sub-Advisory Agreement. Subject to the supervision and control of DSL and the Board, BlackRock Advisors determines the securities to be purchased for and sold from the Portfolio. These services will continue to be provided to the Portfolio unless terminated by the action of the Board.

A listing of the names, addresses, and the principal occupations of the principal executive officers of BlackRock Advisors is set out on Appendix B of this Information Statement. As of April 29, 2011, no Trustee or officer of the Portfolio was an officer, trustee, employee, general partner or shareholder of BlackRock Advisors.

Fees Charged to a Comparable Fund

The chart below sets forth the names of another investment company with investment objectives and strategies similar to those of the Portfolio, for which BlackRock Advisors acts as an investment adviser, the annual rate of compensation and the net assets of the investment company as of December 31, 2010.

Name of Comparable Fund	Net Assets Of the Comparable Fund (in millions)	Advisory Fee Rate (based on the Comparable Fund’s average daily net assets)
BlackRock Health Sciences Opportunities Fund	$1,256,829,822	0.74%

Investment Strategies of the Portfolio

The sub-adviser change also resulted in a change to the manner in which the Portfolio is managed, as described in detail in supplements to the Portfolio’s Prospectuses and Statement of Additional Information dated February 7, 2011.  The Portfolio’s investment objective remains long-term capital growth.

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities, primarily common stocks, of companies in health sciences and related industries. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The health sciences sector can include companies in health care equipment and supplies, health care providers and services, biotechnology, and pharmaceuticals.  Health sciences and related industries can include, but are not limited to, businesses involved in the development, production, and distribution or delivery of medical and pharmaceutical products and services, companies engaged in biotechnology and medical research and development, companies that may design, manufacture or distribute medical, dental, and optical equipment and supplies, including diagnostic equipment, and companies that may also provide diagnostic services or operate health facilities and hospitals, or provide related administrative, management and financial support.

The Portfolio will concentrate its investments (i.e., invest more than 25% of its assets) in health sciences or related industries, and may invest in companies located in non-U.S. countries.

The Portfolio may invest in convertible securities, initial public offerings, and depositary receipts. The Portfolio may invest up to 15% of its net assets in illiquid/restricted securities. The Portfolio may use derivatives to hedge its investment portfolio against market, interest rate and currency risks or to seek to enhance its return. The derivatives that the Portfolio may use include indexed and inverse securities, options, futures, swaps, forward foreign exchange transactions and warrants.

The Portfolio may invest up to 20% of its net assets in other types of securities including stocks of companies not associated with health sciences and stocks of small and mid-cap companies.

The Portfolio may invest in high quality money market securities pending investments. The Portfolio will not be deemed to deviate from its normal strategies if it holds these securities pending investments. The Portfolio may invest uninvested cash balances in affiliated money market funds.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder (“1940 Act”).

The sub-adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 331/3% of its total assets.

Risks of Investing in the Portfolio under the Current Strategy

With the implementation of the new strategy, the Portfolio is subject to the following risks, which could cause a decline in the value of an investment in the Portfolio:

Company  The price of a given company’s stocks could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stocks could become worthless.

Concentration  As a result of the Portfolio concentrating its assets in securities related to a particular industry/sector, the Portfolio may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry/sector as a group fall out of favor, the Portfolio could underperform funds that have greater industry diversification.

Convertible Securities  Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Currency  To the extent that the Portfolio invests directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments  Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk.  The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns.

Foreign Investments  Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, foreign currency fluctuations, currency blockage, or political changes or diplomatic developments.

Initial Public Offerings  Initial Public Offerings (“IPOs”) and companies that have recently gone public have the potential to produce substantial gains for the Portfolio. However, there is no assurance that the Portfolio will have access to profitable IPOs or that IPOs in which the Portfolio invests will rise in value. Furthermore, the value of securities of newly public companies may decline in value shortly after the IPO. When the Portfolio’s asset base is small, the impact of such investments on the Portfolio’s return will be magnified. If a Portfolio’s assets grow, it is likely that the effect of the Portfolio’s investment in IPOs on the Portfolio’s return will decline.

Leverage  Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies, include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk.  The use of leverage may increase the Portfolio’s expenses and increase the impact of the Portfolio’s other risks.

Liquidity  If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market  Stock prices are volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth-oriented securities in which the Portfolio invests. Rather, the market could favor value-oriented securities or may not favor equities at all.

Market Capitalization  Stocks fall into three broad market capitalization categories - large, mid and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies  The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio.

Securities Lending  Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

The Terms of the BlackRock Advisors Sub-Advisory Agreement

A copy of the BlackRock Advisors Sub-Advisory Agreement with respect to the Portfolio is attached to this Information Statement as Appendix A. The description of the BlackRock Advisors Sub-Advisory Agreement that follows is qualified in its entirety by reference to Appendix A.

The material terms of the BlackRock Advisors Sub-Advisory Agreement are substantially similar to those of the Former Sub-Advisory Agreement in place for the Portfolio, with the exception of the effective dates, the initial terms of the agreement, the fees, and the indemnification provision as discussed below.

Under the BlackRock Advisors Sub-Advisory Agreement, as was the case under the Former Sub-Advisory Agreement, BlackRock Advisors, now serving in the role previously occupied by Wells Capital, acts as the sub-adviser to the Portfolio and supervises and directs the Portfolio’s investments. In this capacity BlackRock Advisors furnishes the Portfolio with investment advisory services in connection with a continuous investment program for the Portfolio, and manages the Portfolio’s investments in accordance with its investment objective, investment policies and restrictions, as set forth in the Portfolio’s Prospectuses and Statement of Additional Information. Subject to the supervision and control of the Portfolio’s investment adviser, which in turn is subject to the supervision and control of the Board, BlackRock Advisors, in its discretion, determines and selects the securities to be purchased for and sold from the Portfolio’s investment portfolio and places orders with and gives instructions to brokers, dealers and others to cause such transactions to be executed.

Under the terms of the BlackRock Advisors Sub-Advisory Agreement, in the absence of: (i) willful misfeasance, bad faith, or gross negligence in the performance of its duties; or (ii) reckless disregard of its obligations and duties under the BlackRock Advisors Sub-Advisory Agreement, neither BlackRock Advisors nor any of its directors, officers, employees or agents shall be liable to the Trust or its shareholders or to the investment adviser for any act or omission resulting in any loss suffered by the Trust, the Portfolio or the Portfolio’s shareholders in connection with any service provided BlackRock Advisors Sub-Advisory Agreement.

The sub-advisory fee payable under the BlackRock Advisors Sub-Advisory Agreement is computed at an annual rate, as a percentage of the Portfolio’s average daily net assets, in accordance with the schedule set out below.

Annual Sub-Advisory Fee(1)

0.500% on the first $200 million of average daily net assets;

0.425% on the next $300 million of average daily net assets; and

0.400% on average daily net assets in excess of $500 million

(1)                                  Assets are aggregated with ING BlackRock Science and Technology Opportunities Portfolio which is not a party to the BlackRock Advisors Sub-Advisory Agreement.

The BlackRock Advisors Sub-Advisory Agreement may be terminated with respect to the Portfolio as follows:  by DSL at any time without penalty, upon sixty (60) days’ written notice to BlackRock Advisors and the Trust; at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust’s Board or a majority of the outstanding voting securities of the Portfolio, upon sixty (60) days’ written notice to DSL and BlackRock Advisors; or by BlackRock Advisors at any time without penalty, upon three (3) months’ written notice to DSL and the Trust, subject to certain conditions. The BlackRock Advisors Sub-Advisory Agreement terminates automatically in the event of its assignment as such term is described in the 1940 Act.

The BlackRock Advisors Sub-Advisory Agreement was approved by the Board, including a majority of the Independent Trustees, on January 14, 2011.

Factors Considered by the Board of the Portfolio

In determining whether to approve the Sub-Advisory Contract with BlackRock Advisors, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Sub- Advisory Contract should be approved for the Portfolio. The materials provided to the Board to inform its consideration of whether to approve the Sub-Advisory Contract with BlackRock Advisors included the following: (1) BlackRock Advisors’ presentation before the Domestic Equity Funds Investment Review Committee at its January 13, 2011 meeting; (2) memoranda and related materials provided to the Board in advance of its January 14, 2011 meeting discussing: (a) Management’s rationale for recommending that BlackRock Advisors serve as Sub-Adviser to the Portfolio, (b) the performance of BlackRock Advisors in managing the BlackRock Health Sciences Opportunities Fund (the “BlackRock Fund”), a fund that is managed in an investment style that is similar to its proposed management of the Portfolio (with such performance being compared against relevant benchmark indices and Morningstar Category averages), and (c) BlackRock Advisors’ considerable firm-wide resources and the firm’s overall investment process; (3) Portfolio Analysis and Comparison Tables for the Portfolio that provide information about the performance of the BlackRock Fund and the performance of the Portfolio’s proposed Selected Peer Group; (4) BlackRock Advisors’ responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (5) supporting documentation, including copies of the forms of the Sub-Advisory Contract with BlackRock Advisors; and (6) other information relevant to the Board’s evaluation.

In reaching its decision to engage BlackRock Advisors as Sub-Adviser to the Portfolio, the Board, including a majority of the Independent Trustees, considered a number of factors, including, but not limited to, the following: (1) the Adviser’s view with respect to the reputation of BlackRock Advisors as a manager to similar Portfolios; (2) BlackRock Advisors’ strength and reputation in the industry; (3) the nature and quality of the services to be provided by BlackRock Advisors under the proposed Sub-Advisory Contract; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of BlackRock Advisors and its fit among the stable of managers in the ING Portfolios line-up; (5) the fairness of the compensation under the Sub-Advisory Contract in light of the services to be provided by BlackRock Advisors and the projected profitability of BlackRock Advisors as the Portfolio’s Sub-Adviser; (6) the costs for the services to be provided by BlackRock Advisors, including that the management fee would not change upon the appointment of BlackRock Advisors; (7) the sub-advisory fee payable by the Adviser to BlackRock Advisors; (8) BlackRock Advisors’ operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws; (9) the appropriateness of the selection of BlackRock Advisors in light of the Portfolio’s proposed investment objective and investor base; and (10) BlackRock Advisors’ Code of Ethics, which had been approved by the Board at its January 14, 2011 meeting, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) BlackRock Advisors should be appointed to serve as Sub-Adviser to the Portfolio under the Sub-Advisory Contract with BlackRock Advisors; (2) the sub-advisory fee rate payable by the Adviser to BlackRock Advisors is reasonable in the context of all factors considered by the Board; and (3) BlackRock Advisors maintains an appropriate compliance program, with this conclusion based upon, among other things, a representation from the Portfolio’s CCO that BlackRock Advisors’ compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws. Based on these conclusions and other factors, the Board voted to approve the Sub-Advisory Contract for the Portfolio. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

Expenses Related to the Information Statement

The Portfolio will not pay the expenses incurred in connection with providing this Information Statement to shareholders. DSL and/or an affiliate will pay the expenses, including the printing, mailing, legal fees, and out-of-pocket expenses.

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APPENDIX A

BLACKROCK ADVISORS SUB-ADVISORY AGREEMENT

between

DIRECTED SERVICES LLC

and

BLACKROCK ADVISORS, LLC

FORM OF SUB-ADVISORY AGREEMENT

AGREEMENT made this 29th day of April, 2011, among ING Investors Trust (the “Trust”), a Massachusetts business trust, Directed Services LLC (the “Adviser”), a Delaware limited liability company, and BlackRock Advisors, LLC (the “Sub-Adviser”), a limited liability company organized under the laws of the State of Delaware (the “Agreement”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company;

WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations;

WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future;

WHEREAS, pursuant to a Management Agreement, effective as of October 24, 1997, subsequently amended May 24, 2002, and amended and restated January 1, 2007, a copy of which has been provided to the Sub-Adviser, the Trust has retained the Adviser to render advisory, management, and administrative services with respect to the Trust’s series;

WHEREAS, pursuant to authority in the Management Agreement, the Trust and the Adviser wish to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Trust and the Sub-Adviser is willing to furnish such services to the Trust and the Adviser.

NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Trust, the Adviser, and the Sub-Adviser as follows:

1.  Appointment.  The Trust and the Adviser hereby appoint the Sub-Adviser to act as the sub-adviser to the series of the Trust designated on Schedule A of this Agreement (each a “Series”) for the periods and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.  To the extent that the Sub-Adviser is not the only person providing investment advisory services to a Series, the term “Series” shall be interpreted for purposes of this Agreement to only include those assets of the Series over which the Sub-Adviser is directed by the Manager and the Trust to provide investment advisory services.

In the event the Trust designates one or more series other than the Series with respect to which the Trust and the Adviser wish to retain the Sub-Adviser to render investment advisory services hereunder, they shall promptly notify the Sub-Adviser in writing.  If the Sub-Adviser is willing to render such services, it shall so notify the Trust and Adviser in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.  Portfolio Management Duties and Authority.

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and the Adviser, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine in its discretion the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio.  The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of each Series should be held in the various securities and other investments in which it may invest, and the Sub-Adviser is hereby authorized, to execute and perform such services on behalf of each Series.  To the extent applicable and permitted by the investment policies of the Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters.

The Sub-Adviser will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies, and restrictions as stated in the Trust’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as from time to time amended (the “Registration Statement”), copies of which shall be sent to the Sub-Adviser by the Adviser upon filing with the SEC.  The Sub-Adviser is authorized to exercise tender offers and exchange offers on behalf of the Series, each as the Sub-Adviser determines is in the best interest of the Series.  The Sub-Adviser and Adviser further agree as follows:

(a)  The Sub-Adviser will (1) manage each Series so that no action or omission on the part of the Sub-Adviser will cause a Series to fail to meet the requirements to qualify as a regulated investment company specified in Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”) (other than the requirements for the Trust to register under the 1940 Act and to file with its tax return an election to be a regulated investment company and satisfy the distribution requirements under Section 852 (a) of the Internal Revenue Code, all of which shall not be the responsibility of the Sub-Adviser), (2) manage each Series so that no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder. The Adviser will notify the Sub-Adviser promptly if the Adviser believes that a Series is in violation of any requirement specified in the first sentence of this paragraph.

(b)  On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Series as well as of other investment advisory clients of the Sub-Adviser or any of its affiliates, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the investment objectives set forth in the Registration Statement.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in a manner that is fair and equitable in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Trust and to such other clients, provided, however that the Adviser and the Board shall have the right to request summaries of or publicly available disclosure regarding the Sub-Adviser’s trade aggregation procedures, and request changes to such procedures, which may be implemented prospectively at the discretion of the Sub-Adviser.

(c)  In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Series.  With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser will arrange for the automatic transmission of the confirmation of such trades to the Trust’s custodian and portfolio accounting agent.

(d)  The Sub-Adviser will provide reasonable assistance to the portfolio accounting agent for the Trust or the Adviser in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Series for which the portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser and the parties agree that the Sub-Adviser shall not bear responsibility or liability for the determination or accuracy of the valuation of any portfolio securities and other assets of the Series.

(e)  The Sub-Adviser will make available to the Trust and the Adviser, promptly upon reasonable request, all of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Adviser to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as other applicable laws.  The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(f)  Upon reasonable request by the Trust’s Board or the Adviser, The Sub-Adviser will provide reports to the Trust’s Board for consideration at meetings of the Board on the investment program for the Series and the issuers and securities represented in the Series’ portfolio, and will furnish the Trust’s Board with respect to the Series such periodic and special reports as the Trustees and the Adviser may reasonably request.

(g)  In rendering the services required under this Agreement, the Sub-Adviser may, from time to time, employ or associate with itself such affiliated or unaffiliated person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement.  The Sub-Adviser may not retain, employ or associate itself with any company that would be an “investment adviser,” as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Trust’s Board and a majority who are not parties to any agreement or contract with such company and who are not “interested persons,” as defined in the 1940 Act, of the Trust, the Adviser, or the Sub-Adviser, or any such company, and is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Trust to the extent required by the 1940 Act.  The Sub-Adviser shall be responsible for making reasonable inquiries and for reasonably ensuring that no associated person of the Sub-Adviser, or of any company that the Sub-Adviser has retained, employed, or with which it has associated with respect to the investment management of the Series, to the best of the Sub-Adviser’s knowledge, had in any material connection with the handling of assets:

(i)  been convicted, in the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

(ii)  been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit, or knowing misrepresentation; or

(iii) been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit, or knowing misrepresentation.

(h)  In using spot and forward foreign exchange contracts for the Series as an investment, if applicable, the Advisor represents to the Sub-Adviser the following:

(i)  That the Adviser is properly and lawfully established with full power and authority to enter into spot and forward foreign exchange contracts, to perform its obligations under such foreign exchange contracts and to delegate authority to the Sub-Adviser to enter into such foreign exchange contracts on its behalf.

(ii)  That the Adviser may not, except for purposes of redemptions, expenses, and other costs of doing business, encumber assets of a Series which the Sub-Adviser has under the Sub-Adviser’s management or which benefit from the Sub-Adviser’s investment advice.  If the Adviser requires liquid assets of a Series for any redemptions, expenses, and other costs of doing business of a Series, the Sub-Adviser will, if necessary, make commercially reasonable efforts to liquidate assets in such Series’ portfolio in a reasonably timely manner for the Adviser to meet such obligations.  The Adviser reserves the right to segregate assets of a Series upon notice to the Sub-Adviser and provide different arrangements for investment management with respect to those assets.

(iii)  That the Sub-Adviser is hereby granted full power and authority to enter into foreign exchange contracts as agent on the Adviser’s behalf and to give instructions for settlement for the same.

(iv)  That the Sub-Adviser is hereby granted full authority to instruct Adviser’s and Trust’s custodian in conformity with its mandate.

(v)  That in the event of the termination of this Agreement, the Sub-Adviser, if legally and operationally possible, may offer the Series’ counterparty the option to leave open any existing foreign exchange contracts or to close them out at prevailing market rates.

(i)  The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested in connection with annual and special meetings of equity stockholders, provided however, that the Sub-Adviser retains responsibility to vote or abstain from voting all proxies with respect to non-equity portfolio securities, and the Sub-Adviser retains responsibility to take any investment-related actions regarding corporate actions (for example, elections to participate in a tender offer, rights issue or buyback offer) with respect to all portfolio securities, unless the Adviser gives the Sub-Adviser written instructions to the contrary.  The Sub-Adviser will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Adviser or to any agent of the Adviser designated by the Adviser in writing.

The Sub-Adviser will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Adviser and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested.  Upon request, the Sub-Adviser will submit a written voting recommendation to the Adviser for such proxies.  In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series.  The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

(j)  Notwithstanding anything herein to the contrary, the Sub-Adviser shall have no power, authority, responsibility, or obligation hereunder to take any action with regard to any claim or potential claim in any bankruptcy proceedings, class action securities litigation, or other litigation or proceeding affecting securities held at any time in a Series, including, without limitation, to file proofs of claim or other documents related to such proceedings (the “Litigation”), or to investigate, initiate, supervise, or monitor the Litigation involving Series assets, and the Adviser acknowledges and agrees that no such power, authority, responsibility or obligation is delegated hereunder.  Nevertheless, the Sub-Adviser agrees that it shall provide the Adviser with any and all documentation or information relating to the Litigation as may reasonably be requested by the Adviser.

(k)  With respect to any investments, including but not limited to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements, and options on futures contracts (“futures”), which Sub-Adviser is hereby authorized to make so long as such investments are consistent with the investment objectives and strategies of the Series, as outlined in the Registration Statement for the Series, the Adviser hereby authorizes and directs the Sub-Adviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent, on behalf of each Series, brokerage agreements and other documents to establish, operate and conduct all brokerage or other trading accounts, and executing as agent, on behalf of each Series, such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations.  The Adviser acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Sub-Adviser for such investment purposes.

3.  Broker-Dealer Selection.  The Sub-Adviser is hereby authorized to place orders for the purchase and sale of securities and other investments for each Series’ portfolio, with or through such persons, brokers or dealers that Sub-Adviser selects in its discretion and to negotiate commissions to be paid on such transactions and to supervise the execution thereof.  The Sub-Adviser’s primary consideration in effecting any such transaction will be to seek to obtain the best execution for the Series, taking into account the factors specified in the Registration Statement, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firms involved, and the firm’s risk in positioning a block of securities.  Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered.

Subject to such policies as the Board may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Sub-Adviser may effect, and the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having effected, a transaction on behalf of the Series with a broker-dealer who provides brokerage and research services to the Sub-Adviser notwithstanding the fact that the commissions payable with respect to any such transaction may be greater than the amount of any commission another broker-dealer might have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or its affiliate’s overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion.

The Sub-Adviser will, upon request of the Adviser, consult with the Adviser to review the appropriateness of historical portfolio transactions that were directed to broker-dealers by the Sub-Adviser on behalf of a Series.  To the extent consistent with this Agreement, the Sub-Adviser is further authorized to allocate orders placed by it on behalf of the Series to the Sub-Adviser as agent if it is registered as a broker-dealer with the SEC, to any of its affiliated broker-dealers as agents, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser.  Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Board indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.  Disclosure about Sub-Adviser.  The Sub-Adviser has reviewed the post-effective amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about or information relating, directly or indirectly, to the Sub-Adviser, to the Sub-Adviser’s knowledge, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.  The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act, or alternatively that it is not required to be a registered investment adviser under the Advisers Act to perform the duties described in this Agreement, and that it is a duly registered investment adviser in all states in which the Sub-Adviser is required to be registered and will maintain such registration so long as this Agreement remains in effect.  The Manager hereby acknowledges that it has received a copy of the Sub-Adviser’s Form ADV, Part II at least forty-eight (48) hours prior to entering into this Agreement.  The Sub-Adviser agrees to provide Adviser a copy of its written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act, together with evidence of its adoption.

5.  Expenses.  During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with the portfolio management duties specified in this Agreement.  In addition, if the Trust is required, under applicable law, to supplement the Registration Statement because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Trust and/or the Adviser for the cost of preparing, printing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule, regulation, SEC interpretive guidance or SEC exemptive order.  The Adviser or the Trust shall be responsible for all the expenses of the Trust’s operations including, but not limited to:

(a)  Expenses of all audits by the Trust’s independent public accountants;

(b)  Expenses of the Series’ transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services;

(c)  Expenses of the Series’ custodial services including recordkeeping services provided by the custodian;

(d)  Expenses of obtaining quotations for calculating the value of each Series’ net assets;

(e)  Expenses of obtaining Portfolio Activity Reports and Analyses of International Management Reports (as appropriate) for each Series;

(f)  Expenses of maintaining the Trust’s tax records;

(g)  Salaries and other compensation of any of the Trust’s executive officers and employees, if any, who are not officers, directors, or employees of the Sub-Adviser or an affiliate of the Sub-Adviser;

(h)  Taxes levied against the Trust;

(i)  Brokerage fees and commissions, transfer fees, registration fees, taxes and similar liabilities and costs properly payable or incurred in connection with the purchase and sale of portfolio securities for the Series;

(j)  Costs, including the interest expense, of borrowing money;

(k)  Costs and/or fees incident to meetings of the Trust’s shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust’s existence, and the regulation of shares with federal and state securities or insurance authorities;

(l)  The Trust’s legal fees, including the legal fees related to the registration and continued qualification of the Trust’s shares for sale;

(m)  Trustees’ fees and expenses to trustees who are not officers or employees of the Sub-Adviser or any affiliate thereof;

(n)  The Trust’s pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

(o)  Association membership dues;

(p)  Extraordinary expenses of the Trust as may arise including expenses incurred in connection with litigation, proceedings, and other claims and the legal obligations of the Trust to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

(q)  Organizational and offering expenses.

6.  Compensation.  For the services provided to each Series, the Adviser will pay the Sub-Adviser a fee, payable as described in Schedule A.

The fee will be prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties.  In accordance with the provisions of the Management Agreement, the Adviser is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Adviser; provided, however, that if a Series fails to pay the Adviser all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Series any rights it may have as a third party beneficiary under the Management Agreement and the Adviser will take all steps appropriate under the circumstances to collect the amount due from the Series.

7.  Seed Money.  The Adviser agrees that the Sub-Adviser shall not be responsible for providing money for the initial capitalization of the Series.

8.  Compliance.

(a)  The Trust and the Adviser acknowledge that the Sub-Adviser is not the compliance agent for any Series or for the Trust or the Adviser, and does not have access to all of each Series’ books and records necessary to perform certain compliance testing.  To the extent that the Sub-Adviser has agreed to perform the services specified in Section 2 in accordance with the Trust’s Registration Statement, the Trust’s Amended and Restated Agreement and Declaration of Trust and By-Laws, the Trust’s Prospectus and any policies and procedures adopted by the Trust’s Board applicable to the Series (collectively, the “Charter Requirements”), and in accordance with applicable law (including Subchapters M and L of the Code, the 1940 Act and the Advisers Act (“Applicable Law”)), the Sub-Adviser shall perform such services based upon its books and records with respect to each Series,  which comprise a portion of each Series’ books and records, and upon information and written instructions received from the Trust, the Adviser or the Trust’s administrator, and shall not be held responsible or liable under this Agreement so long as it performs such services in accordance with this Agreement, the Charter Requirements and Applicable Law based upon such books and records and such information and instructions provided by the Trust, the Adviser, or the Trust’s administrator.  The Adviser shall promptly provide the Sub-Adviser with copies of the Trust’s registration statement, the Trust’s Amended and Restated Agreement and Declaration of Trust and By-Laws, the Trust’s currently effective Prospectus and any written policies and procedures adopted by the Trust’s Board applicable to the Series and any amendments or revisions thereto.  Notwithstanding any other provision of this Agreement, the Trust and the Adviser agree that the Sub-Adviser shall not be responsible or liable for compliance with any Charter Requirement or any amendment or revision thereto unless such requirement has been provided to Sub-Adviser in advance in writing and Sub-Adviser has had a reasonable time to review such written materials. The Sub-Adviser agrees that it shall promptly notify, if legally permitted, the Adviser and the Trust (1) in the event that the SEC or other governmental authority has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration, if any, as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code, or (3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Code or the regulations thereunder.  The Sub-Adviser further agrees to notify the Adviser and the Trust promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement as then in effect, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect.

(b)  The Adviser agrees that it shall immediately notify the Sub-Adviser (1) in the event that the SEC has censured the Adviser or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code, or (3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Code or the regulations thereunder.

9.  Books and Records.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Adviser’s reasonable request, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in such rules.

10.  Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance regulators) in connection with any investigation or inquiry relating to this Agreement or the Trust.

Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Adviser and the Sub-Adviser, and the Adviser shall treat as confidential and use only in connection with the Series all information furnished to the Trust or the Adviser by the Sub-Adviser, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Adviser, or if available from a source other than the Adviser, Sub-Adviser or the Trust.

11.  Representations Respecting Sub-Adviser.

(a)  During the term of this Agreement, the Trust and the Adviser agree to furnish to the Sub-Adviser at its principal offices prior to use thereof copies of all Registration Statements and amendments thereto, prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or any Series or to the public that refer or relate in any way to the Sub-Adviser or any of its affiliates (other than the Adviser), or that use any derivative of the names “BlackRock Advisors, LLC,” or any derivative thereof or logos associated therewith.  The Trust and the Adviser agree that they will not use any such material without the prior consent of the Sub-Adviser, which consent shall not be unreasonably withheld.  In the event of the termination of this Agreement, the Trust and the Adviser will furnish to the Sub-Adviser copies of any of the above-mentioned materials that refer or relate in any way to the Sub-Adviser;

(b)  The Trust and the Adviser will furnish to the Sub-Adviser such information relating to either of them or the business affairs of the Trust as the Sub-Adviser shall from time to time reasonably request in order to discharge its obligations hereunder;

(c)  The Adviser and the Trust agree that neither the Trust, the Adviser, nor affiliated persons of the Trust or the Adviser shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

12.  Services Not Exclusive.  The services of the Sub-Adviser to the Series and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities.

13.  Prohibited Conduct.  The Sub-Adviser may not consult with any other sub-adviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of portfolio management duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

14.  Liability.  Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Trust and the Adviser agree that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended (“1933 Act”), controls the Sub-Adviser (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Trust that is not a Series hereunder; and (2) shall not be liable for any error of judgment, mistake of law, any diminution in value of the investment portfolio of the Series, or liable for or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance by the Sub-Adviser of its duties, or by reason of reckless disregard by the Sub-Adviser of its obligations and duties under this Agreement.

15.  Indemnification.

(a)  Notwithstanding Section 14 of this Agreement, the Adviser agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser (other than the Adviser), and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which (1) may be based upon any violations of willful misconduct, malfeasance, bad faith or gross negligence by the Adviser, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Adviser, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Adviser and contained in the Registration Statement or prospectus covering shares of the Trust or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Adviser and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust or to any affiliated person of the Adviser by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)  Notwithstanding Section 14 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Adviser, any affiliated person of the Adviser (other than the Sub-Adviser), and each person, if any, who, is a controlling person of the Adviser (all of such persons being referred to as “Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which an Adviser Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which (1) may be based upon any willful misconduct, malfeasance, bad faith or gross negligence by the Sub-Adviser, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Sub-Adviser, including but not limited to its responsibilities under Section 2, Paragraph (a) of this Agreement, or (2) any breach of any representations or warranties contained in Section 4; provided, however, that in no case shall the indemnity in favor of an Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)  The Adviser shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Adviser in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Adviser is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Sub-Adviser Indemnified Person, the Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person.  If the Adviser assumes the defense of any such action and the selection of counsel by the Adviser to represent both the Adviser and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Adviser will, at its own expense, assume the defense with counsel to the Adviser and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Adviser and to the Sub-Adviser Indemnified Person.  The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Adviser shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)  The Sub-Adviser shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against an Adviser Indemnified Person unless such Adviser Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Adviser Indemnified Person (or after such Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Adviser Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Adviser Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Adviser Indemnified Person.  If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Adviser Indemnified Person, adequately represent the interests of the Adviser Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Adviser Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Adviser Indemnified Person.  The Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Adviser Indemnified Person.

16.  Duration and Termination.  With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through November 30, 2012.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Agreement, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Trust’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Adviser, and the shareholders of such Series, shall have approved this Agreement.  Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.  The Sub-Adviser shall not provide any services for such Series or receive any fees on account of such Series with respect to which this Agreement is not approved as described in the preceding sentence.  However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.

Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder:  (a) by the Adviser at any time without penalty, upon sixty (60) days’ written notice to the Sub-Adviser and the Trust, (b) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust’s Board or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Adviser and the Sub-Adviser, or (c) by the Sub-Adviser at any time without penalty, upon three (3) months’ written notice to the Adviser and the Trust, unless the Adviser or the Trust requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Trust or the Adviser not to exceed three (3) months beyond the initial three-month notice period; provided however, that the Sub-Adviser may terminate this Agreement at any time without penalty effective upon written notice to the Adviser and the Trust, in the event either the Sub-Adviser (acting in good faith) or the Adviser ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Adviser becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Adviser or the Trust as required by the terms of this Agreement.  In addition, this Agreement shall terminate with respect to a Series in the event that it is not approved by the vote of a majority of the outstanding voting securities of that Series at a meeting of shareholders at which approval of the Agreement shall be considered by shareholders of the Series.

In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Adviser or the Trust, free from any claim or retention of rights in such records by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act).  In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(e), 9, 10, 11, 14, 15, and 19 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 16 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

17.  Notices.  Any notice must be in writing and shall be deemed to have been given when (1) delivered in person, (2) dispatched by telegram or electric facsimile transfer (confirmed in writing by postage prepaid first class mail simultaneously dispatched), (3) sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:

ING Investors Trust

7337 E. Doubletree Ranch Rd.

Suite 100

Scottsdale, AZ 85258

Attention:  Huey P. Falgout Jr.

If to the Adviser:

Directed Services LLC

1475 Dunwoody Drive

West Chester, PA 19380

Attention:  Chief Counsel

If to the Sub-Adviser:

BlackRock Advisors, LLC

c/o BlackRock, Inc.

40 East 52nd Street

New York, NY 10022

Attn:  Robert Connolly, Managing Director and General Counsel

18.  Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law; and (ii) the holders of a majority of the outstanding voting securities of the Series.

Notwithstanding the foregoing, this Agreement may be amended without the approval of a majority of the Series’ outstanding voting securities if the amendment relates solely to a change that is permitted or not prohibited under federal law, rule, regulation, SEC Order or SEC staff interpretation thereof to be made without shareholder approval.

19.  Use of Names.

(a)  It is understood that the name “Directed Services LLC” or any derivative thereof or logo associated with that name is the valuable property of the Adviser and/or its affiliates, and that the Sub-Adviser has the right to use such name (or derivatives or logos) only with the approval of the Adviser and only for so long as the Adviser is Adviser to the Trust and/or the Series.  Upon termination of the Management Agreement between the Trust and the Adviser, the Trust or the Adviser shall notify the Sub-Adviser of the termination of the Management Agreement and the Sub-Adviser shall as soon as is reasonably possible cease to use such name (or derivatives or logos).

(b)  It is understood that the name “BlackRock Advisors, LLC” or any derivative thereof or logos associated with those names are the valuable property of the Sub-Adviser and its affiliates and that the Trust and/or the Series have the right to use such names (or derivatives or logos) in offering materials of the Trust only with the approval of the Sub-Adviser and only for so long as the Sub-Adviser is a sub-adviser to the Trust and/or the Series.  Upon termination of this Agreement between the Trust, the Adviser, and the Sub-Adviser, the Trust shall as soon as is reasonably possible cease to use such names (or derivatives or logos).

20.  Amended and Restated Agreement and Declaration of Trust.  A copy of the Amended and Restated Agreement and Declaration of Trust for the Trust is on file with the Secretary of the Commonwealth of Massachusetts.  The Amended and Restated Agreement and Declaration of Trust has been executed on behalf of the Trust by Trustees of the Trust in their capacity as Trustees of the Trust and not individually.  The obligations of this Agreement shall be binding upon the assets and property of the Trust and shall not be binding upon any Trustee, officer, or shareholder of the Trust individually.

21.  Miscellaneous.

(a)  This Agreement shall be governed by the laws of the state of Delaware, without giving effect to the provisions, policies or principals thereof relating to choice or conflict of laws, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder.  The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)  The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(c)  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(d)  Nothing herein shall be construed as constituting the Sub-Adviser as an agent of the Adviser, or constituting the Adviser as an agent of the Sub-Adviser, except as expressly provided for in this Agreement.

(e)  The Adviser and the Sub-Adviser each affirm that it has procedures in place reasonably designed to protect the privacy of non-public personal consumer/customer financial information.

(f)  The Trust, the Adviser and the Sub-Adviser acknowledge that each may have obligations under the laws and regulations of the United States to verify the source of funds and identity of investors in accordance with the USA Patriot Act, and any rules or regulations adopted thereunder (collectively the “Patriot Act”).  Each party agrees to assist the other parties in monitoring transactions in accordance with the Patriot Act.  If required by applicable law or regulation, each party shall provide, to the extent such party is in possession of such information, the other parties with documentation evidencing the identity of a beneficial owner or owners of shares of the Series upon request when a party is required by a law, court order, or by administrative or regulatory entity to disclose the identity of the beneficial owner(s).

(g)                                 This Agreement may be executed in counterparts.

22.  Use of Futures.  PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION (THE “COMMISSION”) IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS AGREEMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION.  THE COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE.  CONSEQUENTLY, THE COMMISSION HAS NOT REVIEWED OR APPROVED THIS AGREEMENT.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

ING INVESTORS TRUST

By:
Kimberly A. Anderson
Senior Vice President

DIRECTED SERVICES LLC

By:
Todd Modic
Vice President

BLACKROCK ADVISORS, LLC

By:

Name:

Title:

SCHEDULE A

COMPENSATION FOR SERVICES TO SERIES

For the services provided by BlackRock Advisors, LLC (“Sub-Adviser”) to the following Series of ING Investors Trust, pursuant to the attached Sub-Advisory Agreement, the Adviser will pay the Sub-Adviser a fee, computed daily and payable monthly, based on the average daily net assets of the Series at the following annual rates of the average daily net assets of the Series:

SERIES	RATE
ING BlackRock Health Sciences Opportunities Portfolio(1) (formerly, ING Wells Fargo Health Care Portfolio)	0.500% on the first $200 million in assets; 0.425% on the next $300 million in assets; and 0.400% on assets over $500 million

If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.

(1)  Assets are aggregated with ING BlackRock Science and Technology Opportunities Portfolio, a series of ING Variable Portfolios, Inc., for calculation of the sub-advisory fee.

APPENDIX B

Principal Executive Officers of Directed Services LLC

1475 Dunwoody Drive

West Chester, PA 19380

Name and Title

Shaun P. Mathews — Executive Vice President

Richard Gelfand — Chief Financial Officer

 Kimberly A. Anderson — Senior Vice President

 Michael J. Roland — Senior Vice President and Chief Compliance Officer

David Pendergrass — Vice President and Treasurer

Joy M. Benner — Secretary

Principal Executive Officers of ING Investors Trust who are Officers of Directed Services LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258-2034

Name and Title

Shaun P. Mathews — President and Chief Executive Officer

Michael J. Roland — Executive Vice President and Chief Compliance Officer

Kimberly A. Anderson — Senior Vice President

Principal Executive Officers of BlackRock Advisors, LLC

c/o BlackRock, Inc.

40 East 52nd Street

New York, NY 10022

Name and Title

 Rob Kapito — President

Bartholomew Battista — Chief Compliance Officer

Ann Marie Petach — Chief Financial Officer

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